VARIABLE ESTATE DESIGN

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
Select*Life Variable Account

Supplement Dated January 17, 2013

This supplement updates and amends certain information contained in your current product prospectus, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION ABOUT
AN UPCOMING FUND REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the Sub-
Account that corresponds to the ING UBS U.S. Large Cap Equity Portfolio.

The Board of Directors of ING Partners, Inc. approved a proposal to reorganize certain funds. Subject to shareholder approval, effective on or about March 23, 2013 (the “Reorganization Effective Date”), the ING UBS U.S. Large Cap Equity Portfolio (the “Merging Fund”) will be reorganized and will merge with and into the ING Growth and Income Portfolio (the “Surviving Fund”).

  Prior to the Reorganization Effective Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or to the Fixed Account. See the Transfers section beginning on page 43 of your policy prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.

  On the Reorganization Effective Date, your investment in the subaccount that invests in the Merging Fund will automatically become an investment in the subaccount that invests in the Surviving Fund with an equal total net asset value.

  Unless you provide us with alternative allocation instructions, after the Reorganization Effective Date all allocations directed to the subaccount that invests in the Merging Fund will be automatically allocated to the subaccount that invests in the Surviving Fund. You may give us alternative allocation instructions at any time by contacting the ING Customer Service Center at P.O. Box 5011, Minot, ND
  58702-5011, 1-877-886-5050 or www.ingservicecenter.com. See the Transfers section beginning on page 43 of your policy prospectus for information about making Fund allocation changes.

  After the Reorganization Effective Date, the Merging Fund will no longer be available through your policy.

  You will not incur any fees or charges or any tax liability because of the upcoming fund reorganization, and your policy value immediately before the fund reorganization will equal your policy value immediately after the fund reorganization.

  There will be no further disclosure regarding the Merging Fund in future supplements to your policy prospectus.

Continued on next page.

X.VAESD-12	Page 1 of 2	January 2013

  The following chart lists the Surviving Fund’s investment adviser/subadviser and investment objective. More detailed information about the Surviving Fund can be found in the current prospectus for that Fund.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Growth and Income	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	through investments in a
	Subadviser:	diversified portfolio of common
	ING Investment Management	stocks and securities convertible
	Co. LLC	into common stocks. It is
anticipated that capital
appreciation and investment
income will both be major
factors in achieving total return.

IMPORTANT INFORMATION REGARDING THE ING RUSSELLTM LARGE
CAP GROWTH INDEX, THE ING RUSSELLTM LARGE CAP VALUE INDEX
AND THE ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIOS

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the ING RussellTM Large Cap Growth Index, ING RussellTM Large Cap Value Index
and ING RussellTM Mid Cap Growth Index Portfolios

Each Fund’s classification has changed from non-diversified to diversified.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5033
Minot, ND 58702-5033
1-877-866-5050

If you received a summary prospectus for any of the Funds available through your policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

X.VAESD-12	Page 2 of 2	January 2013